Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,161,517.80
Previously Paid Amount	0.00
Total Fee Amount	2,508.11
Total Offset Amount	0.00
Net Fee	$ 2,508.11